EXHIBIT 99.2

February 24, 2011

To Our Shareholders:

2010 was another challenging year for Sears Holdings. Our financial results remain at unacceptable levels, and we are working to drive better performance in both the short and long term. The company generates significant amounts of cash, and we have the ability and flexibility to invest that cash strategically. We will continue to make long-term investments in key areas that may adversely impact short-term results when we believe they will generate attractive long-term returns. In particular, we have significantly grown our Shop Your Way Rewards program, improved our online and mobile platforms, and re-examined our overall technology infrastructure. We believe these investments are an important part of transforming Sears Holdings into a truly integrated retail company, focusing on customers first.

Yesterday we announced the appointment of Lou D’Ambrosio as our Chief Executive Officer. From the beginning of our CEO search, we were determined to find a leader with information and technology experience who could catalyze the transformation of our portfolio of businesses in the context of the evolution of the retail industry that is occurring more broadly. Bruce Johnson has served the company in a dedicated and diligent manner as our Interim CEO. I want to thank Bruce for his leadership in executing our new organizational design and in managing the company through the economic and industry difficulties that were exacerbated by the recent economic and financial crises. The company is well positioned for this transition with a strengthened leadership team, experience in executing under the new organizational structure, and what we expect to be an improved economic and business climate going forward.

Let me introduce Lou to you. After a 16 year career at IBM, Lou joined Avaya in 2002 and served as its CEO from 2006 to 2008. After improving Avaya’s operating performance, Lou led Avaya through a going private transaction, delivering attractive returns to its shareholders. As some may know, Lou stepped down from Avaya to deal with a pressing health issue, and is now ready and able to lead once again. Lou’s information and technology background, leadership style, and experience in leading and transforming a Fortune 500 company make him a great fit for Sears Holdings.

Lou knows what it is like to be the 800-pound gorilla from his days at IBM, and he knows what it is like to compete against 800-pound gorillas from his days at Avaya. He also understands how technology can shape and change companies and industries. The profound changes that many industries, including retail, are currently experiencing require new thinking, new leadership and new business models. Information and technology have always been an important part of the supply chain in retail, but more and more it is becoming critical that we use information and technology in a much more profound way to deliver great customer experiences. Lou is a proven winner, and I am excited to have him as the leader of our company.

We continue to make changes in our broader leadership team, as we allocate more responsibility to leaders who have delivered results and seek to attract leaders who are capable of improving performance in areas that have lagged. In particular, we want leaders who are capable of transforming key aspects of our business, as retail is increasingly impacted by new technologies and social interaction. This requires us to part ways with some who have given great effort, but who have fallen short of the performance required for us to be competitive.

2010 in Review

While our financial performance was disappointing overall, the decline in profitability occurred within two segments: Sears Domestic and Sears Canada. In contrast, Kmart generated more than $500 million of Adjusted EBITDA, a year-on-year improvement of nearly 40%.

Kmart

Kmart’s performance stabilized in 2010, with same store sales rising by 0.7% for the year and 2.5% in the fourth quarter. The Kmart business has become more responsive to our customers’ needs, both by offering more products customers want and by providing them with more ways in which to purchase them. The Kmart team has significantly enhanced its apparel offerings and upgraded its footwear business since assuming operation of the footwear business at the end of 2008. Both apparel and footwear generated meaningful profitability increases this year. Further, in 2010 Kmart launched the Smart Sense brand, a collection of value-oriented, private label food and consumable products.

The Kmart apparel business delivered notable sales and gross profit increases. This improvement was driven by a clear pricing message led by the Everyday Great Price initiative and enhanced product assortment across the board. Kmart also introduced several new brands, including Dream Out Loud by Selena Gomez and Bongo. In 2011, Kmart plans to launch Sofia Vergara as well as to improve the design and sourcing processes to bring fashion goods to our customers more quickly.

Meeting our customers’ needs entails more than just having the right assortment. It also includes providing them with additional payment and fulfillment options. Kmart has continued to expand its layaway program, which allows customers to cost-effectively finance their purchases. Customers are making greater use of layaway not just as a financing tool but also as a way to reserve items to pick up at a later date. In addition, we have expanded the ways our customers can receive their purchases, allowing our customers to buy online and pick up in store. This service, powered by MyGofer, is now available in over 600 Kmart stores via either MyGofer.com or Kmart.com.

Sears

Given the large proportion of the Sears Domestic business which is in “big ticket” categories and linked to housing and consumer credit, Sears is much more susceptible to the macro-economic environment than Kmart. But I don’t accept this as an excuse: our results at Sears in 2010 were completely unacceptable. The profit erosion at Sears Domestic occurred primarily in appliance-related businesses and in the Full-line Store apparel and consumer electronics businesses. I will address them in reverse order.

Consumer electronics, particularly televisions, experienced steep price declines throughout the year, which drove reduced revenues and margins across the industry. While it is well documented that this business has been challenged in recent years, I mention it because it illustrates how vital it is to adapt to market changes and constantly evolving technologies. When industry margins are shrinking, an organization must respond by adding new innovative products and bundling them with services and solutions that meet customers’ evolving needs.

Sears’ Full-line Store apparel business experienced a meaningful reduction in profitability as both sales and margin rate declined. This business has been disappointing for a long time and continues to be underproductive compared to our competitors. Last year, the business faced challenges associated with significant transitions in leadership and location, as a new merchandising team was hired in San Francisco last summer and a new leader was just put in place earlier this month. We believe that we have better talent in place now, and we expect them to make an impact immediately. In 2011, Sears apparel plans to launch UK Style by French Connection and the Kardashian Kollection and must work to improve the productivity and profitability of the business.

Finally, I want to comment on the appliances business. Appliances, our largest merchandise category, are a very important part of our franchise. They are sold in multiple retail formats across the enterprise as well as to commercial customers. They also drive sales of other products and services, such as protection agreements and delivery and installation services.

We are the market leader in appliances. We have sales more than 50% greater than those of our nearest competitor and are the only retailer to carry the top three appliance brands. In addition, we have our own services organization and a consultative sales force, known as the Sears Blue Appliance Crew. However, in spite of all these advantages, our performance was not acceptable in 2010. While this business is clearly highly dependent upon the macroeconomic environment, our own missteps exacerbated the situation, including delays in our transition to the newly redesigned Kenmore product line.

Greater share is not sufficient to win; to be a leader requires constant innovation and re-invention, something a leader is best positioned to do, but can often fail to leverage. The new management in our appliance business has already taken actions to rebuild leadership in this area and to further reinvigorate the Kenmore brand.

While the above three businesses brought down Sears Domestic profitability, the remaining Sears Full-line Store businesses improved their profitability over last year, including tools, lawn & garden, footwear, sporting goods, and fine jewelry.

In parallel to the efforts that we are making to increase the productivity of our Sears stores, we are also looking at adding world class third-party retailers to our space. Earlier this year we announced that Forever 21 will be taking over 43,000 square feet of Sears space at South Coast Plaza in Costa Mesa, CA, to operate a XXI Forever store (Forever 21’s upscale concept), which will open in April 2011. Whole Foods has plans to open a 34,000 square foot store in Greensboro, NC, in the spring of 2012. In addition, we opened 24 Lands’ End Canvas shops within Sears which is the new brand that Lands’ End launched last year targeting a younger customer.

Let me conclude the discussion of our 2010 operating performance by simply stating that the overall profit contribution from our businesses was not adequate. We are working diligently to improve our businesses, so that they create value every day.

Capital Structure and Capital Allocation

In October, we strengthened our capital structure by issuing $1.25 billion of 8-year senior secured notes at 6 5/8%. While the rate we paid was higher than we believe was appropriate given our financial condition and the collateral package backing the notes, issuing the notes allowed us to extend the maturities of our debt structure. In 2011, we have $425 million of term debt coming due, of which $295 million has already been repaid, and we have continuing obligations under our pension plans.

In April, we had the opportunity to purchase an additional 17% of Sears Canada for $560 million, increasing our ownership from 73% to 90%. In 2010, Sears Canada has paid two dividends, which returned $639 million of cash to Sears Holdings. Of course, of the cash we received in dividends, we would have received $518 million without the additional shares purchased (because we already owned 73% of Sears Canada), so in effect we received $121 million in dividends on behalf of the additional shares purchased in 2010.

Despite the dividends paid, Sears Canada still has significant liquidity with more than $400 million of cash on hand, only $107 million of debt outstanding, and a market capitalization over $2 billion. Sears Canada’s operating performance declined significantly in 2010, and we expect that Dene Rogers and his team will work hard to correct the shortfalls and get Sears Canada moving back in the right direction again.

We invested more than $400 million in capital expenditures in 2010, including significant investments in stores in important markets, and contributed over $300 million to our pension and post-retirement plans. We invested just under $400 million in Sears Holdings share repurchases in 2010, a slight reduction from 2009.

As we have done since we took control of Kmart in 2003, we will continue to evaluate alternative uses of the company’s cash flow and capital resources to generate long-term value for all shareholders. Each year brings with it different circumstances, and we expect to have a variety of opportunities to invest our cash in the years to come. Our discipline in evaluating opportunities leaves us prepared to weather difficult times as well as to prosper when economic conditions improve.

Store Openings and Closings

Our continuous focus on improving our effectiveness and efficiency necessitates that we review our store portfolio on a regular basis. If a store is not generating, or predicted to improve enough to generate, an adequate return, we may choose to close it and redeploy resources elsewhere. Many of the closure decisions occur when we have a lease renewal option because, as a matter of policy, we review every store prior to exercising a renewal option, and we conduct that review in light of the store’s performance as well as other factors facing the company, our industry, and the economy in general including the changing regulatory environment. This is not a decision we take lightly. We recognize that closures will impact our associates, customers, and communities. However, it is an essential task. As a national retailer with around 3,500 domestic stores, as well as nearly 500 stores in Canada, we must react to changes which occur demographically and competitively and adjust our store base accordingly.

We not only adjust by changing the location of stores, but also by modifying the formats of our stores. Generally speaking, most of the stores we have closed over the past few years have been the larger Kmart and Sears Full-line stores. But over that same period we have also added a greater number of specialty stores. The specialty stores are intentionally smaller stores, making them far less costly and providing the opportunity to open them in many more potential locations. Also, we can sell expanded assortments in these locations, even if they are smaller in physical size through Sears.com. I have read much in the media about our store closures, but I rarely see a discussion of the stores we open. In 2010, while we closed a combined 34 Kmart and Sears Full-line stores, our base of specialty stores increased by 122, including Hometown and Outlet stores in the United States and Dealer stores in Canada.

We have been working to improve our existing stores in a number of ways. First and foremost, we are using technology to transform our store experiences, and we continue to innovate as an integrated retailer, offering our customers a seamless experience across channels under the Shop Your Way banner. Shop Your Way represents our commitment to providing our customers the opportunity to buy whatever they want, wherever they want, and whenever they want. Second, we have developed a framework for experimentation across business units in some of our most important markets and have identified several initiatives to be rolled out further based on test results and customer feedback. Third, our efforts to improve basic store standards produced nearly double digit increases in our customer service scores year-over-year at both Sears and Kmart.

Building Closer Relationships with Customers

Improving our store experience is just one part of becoming the “go-to place” for our customers. We have focused much of our investment in emerging areas of retail like our online platforms and in our rewards program.

Our decisions to allocate capital in these areas are based on the expected future performance of the investments without worrying about the quarter-to-quarter reporting consequences. We will continue to invest in and develop business models in emerging areas because we believe they have the potential to make a significant difference to our associates, our customers, and our shareholders over time.

Shop Your Way Rewards

We launched our Shop Your Way Rewards program in 2009 and continued to grow membership and capabilities in 2010. We expect Shop Your Way Rewards to be even more important going forward in building lifetime relationships with our customers. Our goal is to have the best membership program in our industry and one that will extend beyond our retail stores alone to drive value for our members. Shop Your Way Rewards is consistent with the direction that we embarked on at the time of the Sears and Kmart merger when we emphasized the focus on relationships over transactions, on knowing our customers rather than just guessing at their wants and needs, and in becoming a more analytical, data-driven company.

The Shop Your Way Rewards program transitions Sears Holdings from serving customers to building relationships with members. Sears helped establish first the mail-order catalog and later the newspaper circular as foundational platforms for communicating with customers. These platforms were very effective, but suffer today from long lead times to execute and a lack of personalization. Each customer receives the same weekly ad delivered through their local newspaper. In the past, it was not until a customer arrived at one of our stores that we could begin a true relationship with them, and even then it was predominantly transactional.

Communicating with customers is a significant investment for retail companies like ours. Digital communication tools present a new opportunity to personalize our messages and make them more timely and engaging. It is less about the art of the discount and more about the art of being relevant to customers. We believe that successful retailers will be required to know their customers more intimately, and we intend to make the investments that will permit us to do this well.

Online

2010 was a year of progress for our web and mobile properties. We expanded our assortment, improved site performance and our multichannel capabilities, created innovative mobile apps, and developed social capabilities. Several industry sources, including Gomez Inc. and Internet Retailer, recognized us for the speed and performance of our website during the holidays. Sears.com ranked second in the e-tailing group 4th Annual Customer Experience Index for its site experience. Acquity Group named Sears Holdings “Overall Best-in-Class” for our mobile efforts, and the MySears Community was honored with a Stevie Award in the Retail Web Site & Blog category.

We grew our Marketplace assortment to more than 17 million items. The Sears.com Marketplace provides sellers with access to our millions of customers through a variety of fulfillment options. We invite sellers looking for a new outlet and a partnership attitude to consider what we have to offer with Sears Marketplace (http://seller.marketplace.sears.com/).

As we establish relationships with Marketplace partners, being a responsible member of the community is not an afterthought. Amazon.com has threatened to terminate relationships with affiliate sellers in states where it might have to remit sales taxes. In a sense, not collecting taxes is a competitive advantage, but it is also a potential liability. As we said last year, we should level the playing field – either all retailers should be required to collect sales taxes or none should. As state and municipal governments face spiraling budget deficits, and as online retail grows, we believe an uneven playing field relating to the collection of sales taxes will exacerbate the financial troubles of local communities and economies. Sears Holdings is committed to mutually beneficial relationships with local business partners, affiliates, and communities.

MyGofer has expanded our fulfillment options in a variety of ways as well as serving as the engine behind additional integrated retail efforts. MyGofer.com provides features and benefits designed to create a one-stop shopping experience, offering a range of quality products including groceries, prescriptions, health and beauty products, and electronics. MyGofer stands for speed and convenience – the same day you place your order, it is ready within hours with pickup now available in over 600 stores. In select cities – New York City, Los Angeles, Chicago, the Washington, DC, area, Miami, Atlanta, Philadelphia, Boston, San Francisco, Seattle, Denver, and Phoenix – our customers can access a variety of extended assortments and delivery options, including home and company delivery, directly through MyGofer.com or our mygofer2go mobile app. For more information or to give it a try, please visit www.mygofer.com. You can refer friends at www.mygofer.com/friend or follow MyGofer on Facebook at www.facebook.com/mygofer.

We deployed a variety of campaigns and applications to make our experiences more social, both on sites like Facebook and Twitter as well as on Sears.com. Social shopping platforms empower customers to get real-time feedback and recommendations from personal, extended, and local networks, thus allowing them to make more informed, smarter shopping decisions. A variety of different experiences are currently available on the web and on mobile phones that allow customers to take advantage of social tools including liking, sharing, rating, and reviewing products. We intend to build on our early learnings to make social shopping more central to our overall experiences.

Becoming an integrated retailer is critical to our future success. Over the past 12 months, both Blockbuster and Borders have filed for bankruptcy. They failed to adapt quickly enough to the profound changes taking place in their businesses. Their competitors anticipated the shift in customer shopping patterns and entirely disrupted the way books, music, and movies are being purchased and consumed today.

The investments we have made in our online properties will continue. By integrating our vast store network with our world-class online properties, we believe that Sears Holdings will be a winner in the rapidly evolving retail environment. The web and mobile platforms integrate shopping and marketing in a very different way than stores and traditional media have in the past. Our associates are learning new skills, and we are creating new types of jobs that require us to recruit, train, and develop people who excel in technology and information management.

Public Policy

Often, when I read or hear about people discussing creating jobs, the descriptions reflect a lack of understanding about jobs in general and about how and why jobs get created. Sears is one of the world’s largest employers. Furthermore, we have a great interest in more people getting back to work and staying employed, both because it makes for a better society and because people who are getting a paycheck have a greater ability and willingness to shop our stores and websites.

A business or person hires somebody when there is some type of work to be performed and the price to perform the work is both affordable and attractive. Any business with resources can hire additional people. But, unless they have work for them to perform, and unless the work and the cost can be translated into products or services that others will pay for, the job is not likely to be sustainable. In other words, it is possible to be employed but not actually have a job, if you define a job as having productive employment. Of course, that is a subjective decision for each person or business to make, but the distinction is nonetheless important.

If money were the only thing required to create jobs, then there are plenty of companies with the ability to hire workers. Let’s take a look at five of the most profitable companies in technology– Apple, Cisco, Microsoft, Oracle, and Google. Each of these companies has over $20 billion in cash and short-term investments on its balance sheet and is hugely profitable. If each company wanted to, it could hire 10,000 people and pay them $50,000 per person, for an annual cost of $500 million. There’s only one problem. What would all these people do? If there were productive work for them to do, then these companies would surely hire additional people. They already employ tens of thousands of people and their businesses support the employment of millions of people in related businesses of their suppliers and customers.

Business leaders don’t sit around thinking, “How can we create more jobs?” They think about, “How can we create more value?” or, “How can we create more and better products?” or, “How can we grow our company?” The addition of new jobs in any business is driven by these types of questions and answers to them. When business leaders are summoned to Washington for ideas on how to create more jobs, it is hard to imagine how these conversations will actually produce more jobs, because they fail to address the real questions that drive businesses and hence job creation.

Increasing taxes and regulation creates uncertainty for private businesses and individuals, which is exactly what inhibits job creation in the first place and may even make it harder for employers to maintain current levels of employment. Taxes remove resources from productive enterprises and individuals. Regulations restrict freedom to compete on different business models and rules. Whether businesses or individuals can “afford” to pay these taxes or “live” with these rules is beside the point. Risk taking by individuals and businesses is the leading generator of job creation, and increasing regulation and taxation almost always reduces risk taking.

Too often, the focus on job creation is on small businesses. One hears about how small businesses are the source of most job growth. What this ignores is the fact that large businesses are large because they service a large number of customers and typically employ large numbers of people as well. It is not just the growth in jobs that is required to keep people employed; it is the sustainability and maintenance of jobs that is really the most important factor. A company with 100,000 employees that can’t sustain that employment and cuts 5,000 jobs requires a large number of small businesses to generate the additional jobs to offset that loss of 5,000 jobs. So, when you hear policymakers talking about increasing taxes and regulations in one breath while encouraging job creation in the next breath, please remember that larger businesses also need to do well to keep the overall employment picture healthy.

That is not to say that the government should favor large businesses. It should not. The government should stay out of business as much as possible. Wherever possible it should reduce its role. For those who believe in bigger government and more regulation, I would only say that they should recognize the consequences of those beliefs. For many people, that means fewer jobs available and less hope for new jobs. It may also mean the creation of jobs that are not needed and that will prove to be unsustainable.

And we should not look to government to “create jobs.” Having the government hire people into jobs that are not useful is a waste of society’s resources. Full employment can be maintained in socialist societies for only so long, as Russia and China found out the hard way. China is now creating many new jobs every year by unleashing the forces of capitalism and allowing its citizens the opportunity to take risks unlike ever before. For those who are truly interested in seeing jobs maintained and created, we have to recognize that productive jobs cannot be created out of thin air.

Most importantly, jobs require a matching of skills with needs. When there is a mismatch, education and training are needed to redress the imbalance. This also requires those seeking a job to make the effort to learn a new skill and to recognize that their abilities in the new area may not match their abilities in their prior employment. This may mean they make less money, but at least they will have a job, and society will benefit from having jobs that produce value to others. At Sears Holdings, we are creating many new job descriptions for jobs that didn’t exist even two years ago, as the changing landscape of technology in retail is reshaping our organization and the type of work we need performed every day.

Shareholder Value

In 2010, Apple surpassed Microsoft in total market capitalization, making it the most valuable technology company in the world and the second most valuable company overall after Exxon Mobil.

In Apple’s case, its market capitalization increase has been driven by two factors. First, Apple has delivered incredible improvements in operating performance resulting from a decade of innovation, both in product design and in business model. The creation of iTunes and the App Store coupled with the creation of the iPod and the iPhone defied the conventional wisdom that success required open systems. At a time of increasing openness and interoperability of software and hardware, Apple promoted its own proprietary systems, keeping tight control over the design and integration of its products and the applications that make them useful. It developed a system for protecting the intellectual property of music companies and a system for promoting the properties of independent application developers based upon a combination of ratings and micropayments.

Second, Apple has neither repurchased shares nor paid a dividend since 2003. Currently, Apple sits on about $60 billion of cash and investments, while generating almost $20 billion in cash (after-tax) over the last year. It is the combination of spectacular operating performance and cash retention that has led to a market capitalization that eclipses all but Exxon Mobil.

In contrast, over the past four years, Microsoft has repurchased around $40 billion of its own shares, in addition to paying out almost $18 billion of dividends, for a total of almost $60 billion or about the same amount of cash that Apple currently carries on its balance sheet. Despite this, Microsoft still carries almost $50 billion in cash and investments. Had Microsoft set a goal to have its overall market value be higher than other companies, there are many things it could have done to make this happen, including not repurchasing shares or paying dividends.

Suppose, for example, that Microsoft had not returned $60 billion in cash to shareholders over the past four years. In that case, its market capitalization would have been $60 billion higher than it is today. Meanwhile, suppose that Apple returned to shareholders the $60 billion in cash and investments currently on its balance sheet. Then Microsoft’s market capitalization would currently be higher than Apple’s. The point is that the attention some have placed on overall market value rather than per share value is misplaced from the vantage point of an investor in a company. Sheer size may make for interesting headlines, but it may distract from doing the optimal things for the shareholders of a business. (Apple’s per share performance, by the way, has also been spectacular.)

If one owns 10% of a company, or 1% of a company or .0000001% of a company, what matters is how that investment fares over time. A company worth $1 billion that doubles in value to $2 billion only doubles an owner’s investment if the number of shares outstanding remains constant. Merging with another company with a $1 billion market capitalization and issuing shares to effect that merger would leave the 10% owner of a $1 billion company with a 5% stake in a $2 billion market value company. In both cases, the value of that investment is $100 million. Taking that logic down to the lowest possible unit, 1 share, serves to demonstrate and emphasize the logic of focusing on per share value as the key measure for shareholders.

At Sears Holdings, we seek to create long-term value for our shareholders. Like Apple, we seek to do so by improving our operating performance, innovating, and delighting customers. In this area, we have fallen far short of our goals and what we aspire to do in the future. On the second dimension of capital allocation, I believe that our behavior and focus has served our shareholders well over the past eight years and will magnify the value creation when our operating performance improves. We built cash when we felt that it was the right decision for our shareholders, and we delivered cash to those who elected to sell their shares when we felt that it was the right thing to do.

Share repurchases are not a panacea, nor are they a singular strategy. Yet, they are more than just the return of capital to shareholders. They represent an investment by the non-selling shareholders in the future of the business and the company. By repurchasing shares from selling shareholders, the remaining shareholders increase their ownership stake, thereby taking the additional risk and additional upside potential based upon future performance. When coupled with outstanding operating performance, share repurchases magnify returns. When the price paid is attractive relative to future performance, share repurchases magnify returns. As a form of discipline on alternative capital allocation strategies, share repurchases can magnify returns. But, at the wrong price, with poor future performance, share repurchases can harm returns.

Despite our challenging performance over the past several years, the difficult economic environment, and the dramatically changing retail environment, we have generated very attractive returns for shareholders since May 2003, when we assisted Kmart in its emergence from bankruptcy. Others in our industry have grown their revenues since that time, some have grown their profits, but many have been unable to deliver shareholder performance in the past eight years.

In order for us to fulfill the potential of the company, we need to improve. We will continue to provide great opportunities for talented individuals to run businesses, while holding them accountable for performance. We have a need to manage the scale of our operations at the same time as we transform them. The activities required for transformation are vast and time-consuming. As the retail industry is reinvented, we intend and expect Sears Holdings to be a significant player in this reinvention. By aligning our associates with our customers, not with our stores or products, we believe this reinvention will play out in our favor.

Thank you for your patience and your trust.

Respectfully,

Edward S. Lampert

Cautionary Statement Regarding Forward-Looking Statements: Certain statements contained in this letter contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that use words such as the company “believes,” “expects,” “intends,” “plans,” “experiments,” “explores,” “aims” “is likely to” and similar expressions or future or conditional verbs such as “will,” “may,” and “could” are generally forward-looking in nature and not historical facts and are intended to identify forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: our ability to offer merchandise and services that our customers want, including our proprietary brand products; our ability to successfully implement initiatives to improve inventory management and other capabilities; competitive conditions in the retail and related services industries; worldwide economic conditions and business uncertainty, the availability of consumer and commercial credit, changes in consumer confidence, tastes, preferences and spending, and changes in vendor relationships; the impact of seasonal buying patterns, including seasonal fluctuations due to weather conditions, which are difficult to forecast with certainty; our dependence on sources outside the United States for significant amounts of our merchandise; our extensive reliance on computer systems to process transactions, summarize results and manage our business; our reliance on third parties to provide us with services in connection with the administration of certain aspects of our business; impairment charges for goodwill and intangible assets or fixed-asset impairment for long-lived assets; our ability to attract, motivate and retain key executives and other associates; the outcome of pending and/or future legal proceedings, including product liability claims and proceedings with respect to which the parties have reached a preliminary settlement; and the timing and amount of required pension plan funding. We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available.